                                                                  EXHIBIT (23)-8

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts"; and to the use of our report dated January 12, 1996 with respect to financial statements of Commerce Bank of Alabama included in the Registration Statement (Form S-1) and the Prospectus of The Banc Corporation.


/s/ Cochran, Wheeler and Kennedy, P.C.
Cochran, Wheeler and Kennedy, P.C.
November 6, 1998